CONSULTING GROUP CAPITAL MARKETS FUNDS

Supplement dated January 17, 1996 to the Prospectus dated January 1, 1996




	On January 16, 1996 the Board of Trustees approved the termination of Wolf,
 Webb, Burk & Campbell ("Wolf, Webb") as investment adviser with respect to
 Long-Term Bond Investments (the "Portfolio").  Pursuant to the agreement with Wolf, Webb, the Consulting Services Division of Smith Barney Mutual
 Funds Management Inc. (the "Manager") has notified Wolf, Webb that its services will be terminated effective March 15, 1996.  The Trustees have approved a new investment advisory agreement for the Portfolio with National
 Asset Management Corporation ("National Asset Management").  The terms of the agreement with National Asset Management are substantially similar to the terminated agreement with Wolf,Webb.  National Asset Management was founded in 1979 and currently manages approximately $5.2 billion in assets.
 Shareholders will soon receive detailed information concerning National
Asset Management.








TRAK STICKER 1/24/96 2:28 PM